Exhibit 99.3

                         FIRST AMENDMENT
                               TO
                INCENTIVE STOCK OPTION AGREEMENT

                     Option No. 2005 - - 001
                   Granted:  October 11, 2005


     First Amendment to Incentive Stock Option Agreement (this
"First Amendment") dated as of July 17, 2006 by and between Coast
 ---------------
Financial Holdings, Inc., a Florida corporation ("Coast
                                                  -----
Financial"), and Brian P. Peters (the "Optionee").
---------                              --------

                            PREAMBLE

     WHEREAS, pursuant to an Incentive Stock Option Agreement, dated as of October 11, 2005 ("Option Agreement"), the Optionee
                               ----------------
was granted options (Option No. 2005 -- 001) to purchase shares of common stock, $5.00 par value per share, of Coast Financial under the terms and conditions set forth therein and under Coast Financial Holdings, Inc. 2005 Stock Incentive Plan ("Coast
                                                     -----
Financial Stock Incentive Plan");
------------------------------

     WHEREAS, the Optionee, a director and former officer of Coast Financial, has tendered his resignation from his director positions with Coast Financial and its direct or indirect subsidiaries, under the terms of his Option Agreement the options granted thereunder are scheduled to terminate three months following the date of such resignation;

     WHEREAS, Coast Bank of Florida, and the Optionee, Coast
Financial desires to revise the terms of the Option Agreement so that such options do not terminate prior to their stated expiration date due to the Optionee's resignation; and

     WHEREAS, the parties here to now desire to amend the Option
Agreement on the terms and conditions set forth herein for the purpose of making certain neutrally agreed revisions to the Option Agreement;

     NOW, THEREFORE, in consideration of the above and the mutual representations, warranties, covenants, and agreements herein contained, the parties hereby agree as follows:

     1.  Amendments to the Option Agreement.  Section 3 of the
Option Agreement is hereby amended by deleting Section 3(c) thereof in its entirety.

     2. Defined Terms. All terms which are capitalized but are not otherwise defined herein shall have the meanings ascribed to them in the Option Agreement.

     3. Inconsistent Provisions. All provisions of the Option Agreement which have not been amended by this First Amendment shall remain in full force and effect. Notwithstanding the foregoing to the contrary, to the extent that there is any inconsistency between the provisions of the Option Agreement and the provisions of this First Amendment, the provisions of this First Amendment shall control and be binding.

     4. Counterparts. The First Amendment may be executed in one or more counterparts, all of which taken together shall constitute a single instrument. Execution and delivery may be by facsimile transmission.

     IN WITNESS WHEREOF, each of the parties has caused this First Amendment to be executed on its behalf by their respective officers thereunto duly authorized, all as of the date first written above.



                           COAST FINANCIAL HOLDINGS, INC.


                           By: /s/ Michael T. Ruffino
                               ----------------------------------------
                           Name:  Michael T. Ruffino
                           Title: Chairman of the Compensation Committee

     The Optionee acknowledges receipt of a copy of Coast Financial Stock Option Plan and represents that he is familiar with the terms and provisions thereof, and hereby accepts this revised Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors or the Committee upon any questions arising under the Plan.

Dated: July 17, 2006      OPTIONEE: /s/ Brian P. Peters
       -------------               -----------------------
                                    Brian P. Peters













Signature Page to Amendment No. 1
to 2005 Incentive Stock Option Agreement